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                                                                   EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the inclusion in this registration statement on Form S-1 of our report dated July 19, 1996, on our audits of the financial statements of Dynatech Medical Products Limited. We also consent to the reference to our firm under the caption "Experts."


Guernsey, Channel Islands
May 7, 1998                                     COOPERS & LYBRAND